UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K
______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2009

SOUTH TEXAS OIL COMPANY
(Exact Name of Registrant as Specified in Its Charter)

Nevada	001-33777	74-2949620
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

300 E. Sonterra Blvd.,  Suite 1220
San Antonio, Texas 78258
(Address of principal executive offices, including zip code)

(210) 545-5994
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

On February 17, 2009, South Texas Oil Company issued a press release announcing its proved reserves as of December 31, 2008. A copy of the press release is attached hereto as Exhibit 99.1. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 and in the attached exhibit are deemed to be furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

Item 9.01                      Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of South Texas Oil Company dated February 17, 2009 (furnished under Item 7.01).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SOUTH TEXAS OIL COMPANY

Date: February 17, 2009	By:	/s/ Michael J. Pawelek
Michael J. Pawelek
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of South Texas Oil Company dated February 17, 2009 (furnished under Item 7.01).